SECURED PROMISSORY NOTE	12 Months Ended
Dec. 31, 2018
Notes to Financial Statements
SECURED PROMISSORY NOTE

NOTE 8 –SECURED PROMISSORY NOTE

On March 9, 2018, we entered into a Loan and Security Agreement (the “Agreement”) with an entity (the “Lender”) wherein the Lender made available to us a loan in the aggregate principal amount of up to $10,000,000 (the “Loan”). On March 9, 2018, the Company and the Lender entered into a Secured Term Promissory Note for $5,000,000, having a maturity date of September 9, 2019 (“Tranche A”). The Note bears interest at a per annum rate equal to the greater of (a) 11.25% or (b) 11.25% plus the Prime Rate, less 3.25%. The Agreement also includes payments of $25,000 in loan commitment fees and $100,000 (1%) of the funding in loan facility charges. The loan commitment fees and $50,000 in loan facility charges associated with Tranche A were recorded as debt discount and amortized ratably over the life of the loan. There is also an end of term charge of $250,000. The end of term charge is being recorded as accreted costs over the term of the loan. The Note is secured by substantially all of the assets of the Company.

On October 9, 2018, the Company and the Lender entered into a second Secured Term Promissory Note for $5,000,000 having a maturity date of September 9, 2019 or 10 days after a public offering (the “Second Note”) to complete the Agreement for $10,000,000. The Second Note bears interest at a per annum rate equal to the greater of (a) 11.25% or (b) 11.25% plus the Prime Rate, less 3.25%. Pursuant to the terms of the Agreement, the Company is required to pay a $50,000 loan facility charge, which is also recorded as a debt discount and amortized over the remaining term of the Second Note.

The Agreement also contains covenants which include certain restrictions with respect to subsequent indebtedness, liens, loans and investments, asset sales and share repurchases and other restricted payments, subject to certain exceptions. The Agreement also contains financial reporting obligations. An event of default under the Agreement includes, but is not limited to, breach of covenants, insolvency, and occurrence of any default under any agreement or obligation of the Company. In addition, the Agreement contains a customary material adverse effect clause which states that in the event of a material adverse effect, an event of default would occur and the lender has the option to accelerate and demand payment of all or any part of the loan. A material adverse effect is defined in the Agreement as a material change in our business, operations, properties, assets or financial condition or a material impairment of its ability to perform all obligations under its Agreement. We were not in default of any conditions under the Loan and Security Agreements as of December 31, 2018. As of December 31, 2018, the principal balance was $10,000,000, net of debt discount of $72,038 and accreted cost totaled $135,246.